EXHIBIT 23.5

                      CONSENT OF SHUMAKER, LOOP & KENDRICK

             We consent to the reference to our firm under the caption "Legal Matters" in the Registration Statement on Form S-3 filed with the Securities and Exchange Commission as of the date hereof and the related Prospectus of Apartment Invest-ment and Management Company.

                                        SHUMAKER, LOOP & KENDRICK

                                        By:

                                             John S. Inglis
                                             Managing Partner

          Tampa, Florida
          July 24, 1996